EXHIBIT 11

                         COUNTRY STAR RESTAURANTS, INC.


                    Weighted Average Number of Common Shares
                Outstanding For the Year Ended December 31, 1996

                  (all figures are adjusted to reflect 10-for-1
               reverse stock split effected on February 12, 1998)



Number of Common Shares Outstanding
as of January 1, 1996                                                    595,758

Number of Common Shares Issued From
January 1, 1996 to December 31, 1996                                     797,429

Number of Common Shares Outstanding
as of December 31, 1996                                                1,392,187

Weighted Average Number of Common Shares
Outstanding as of December 31, 1996                                    1,107,481


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                    Weighted Average Number of Common Shares
                Outstanding For the Year Ended December 31, 1997

                  (all figures are adjusted to reflect 10-for-1
               reverse stock split effected on February 12, 1998)



Number of Common Shares Outstanding
as of January 1, 1997                                                  1,428,752

Number of Common Shares Issued From
January 1, 1997 to December 31, 1997                                   6,444,003

Number of Common Shares Outstanding
as of December 31, 1997                                                7,872,755

Weighted Average Number of Common Shares
Outstanding as of December 31, 1997                                    3,208,465

                    Weighted Average Number of Common Shares
                Outstanding For the Quarter Ended March 31, 1998

                  (all figures are adjusted to reflect 10-for-1
               reverse stock split effected on February 12, 1998)



Number of Common Shares Outstanding
as of January 1, 1998                                                  7,872,755

Number of Common Shares Issued From
January 1, 1998 to March 31, 1998                                      1,131,538

Number of Common Shares Outstanding
as of March 31, 1998                                                   9,004,293

Weighted Average Number of Common Shares
Outstanding as of March 31, 1998                                       8,493,113